SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  /X/
Filed by a party other than the Registrant  / /
Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by 14a-6(e)(2)) /X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12


                          AG-BAG INTERNATIONAL LIMITED
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


               --------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4) Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:

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    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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

                          AG-BAG INTERNATIONAL LIMITED
                               2320 SE AG-BAG LANE
                             WARRENTON, OREGON 97146


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TO THE STOCKHOLDERS OF AG-BAG INTERNATIONAL LIMITED:

     The annual meeting of stockholders of Ag-Bag International Limited (the "Company") will be held at the offices of the Company, 2320 SE Ag-Bag Lane, Warrenton, Oregon, on Monday, June 7, 1999, at 9:00 A.M. Pacific Daylight Time, for the following purposes:

     1. Electing two directors to serve for a three-year term and until their successors are elected and qualified; and

     2. Transacting such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 19, 1999 as the record date. Only stockholders of record as of such date are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the offices of the Company.


                            BY ORDER OF THE BOARD OF DIRECTORS



                            LouAnn Tucker, Secretary
April 29, 1999


--------------------------------------------------------------------------------
     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR PROMPT RESPONSE COULD SAVE THE COMPANY THE EXPENSE OF A FOLLOW-UP MAILING.
--------------------------------------------------------------------------------

                          AG-BAG INTERNATIONAL LIMITED
                               2320 SE AG-BAG LANE
                             WARRENTON, OREGON 97146
                                 (503) 861-1644

                     --------------------------------------

                                 PROXY STATEMENT
                     --------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          AG-BAG INTERNATIONAL LIMITED
                                  TO BE HELD AT
                          AG-BAG INTERNATIONAL LIMITED
                               2320 SE AG-BAG LANE
                                WARRENTON, OREGON

                          JUNE 7, 1999 AT 9:00 A.M. PDT

                     --------------------------------------




                        PERSONS MAKING THIS SOLICITATION

     The accompanying proxy is solicited by the Board of Directors of Ag-Bag International Limited, a Delaware corporation, 2320 SE Ag-Bag Lane, Warrenton, Oregon 97146 (the "Company"). Copies of this proxy statement and the accompanying proxy are being mailed to the stockholders on or about April 29, 1999.

     The expense of this solicitation will be paid by the Company. Solicitations will be made by the Company primarily by the use of the mails. If necessary to obtain reasonable representation of stockholders at the annual meeting, solicitations made by the Company may also be made by telephone, telegraph or personal interview. Such further solicitation, if any, will be made by regular employees of the Company who will not be additionally compensated therefor. The Company will request brokers, banks or other persons holding stock in their names, or in the names of their nominees, to forward proxy materials to the beneficial owners of such stock or request authority for the execution of the proxies and will reimburse brokers or other persons for their expenses in so doing.

                                     VOTING

     Only stockholders of record at the close of business on April 19, 1999, are entitled to notice or, and to vote at, the meeting. At the close of business on that date, the Company had 12,061,991 shares of common stock, $0.01 par value per share ("Common Stock") outstanding.

     Each share of Common Stock outstanding on the record date is entitled to one vote per share at the annual meeting of stockholders. Shares of Common Stock represented in person or by proxy at the annual meeting (including abstentions and broker non-votes) will be counted in determining that a quorum is present. A plurality of votes cast at the annual meeting is required to elect the directors. Broker non-votes will not be treated as votes cast at the meeting and therefore, will not be counted in calculating a plurality. Proxies withholding authority to vote for a nominee will be treated as votes cast. There are no cumulative voting rights.

     When a proxy in the form accompanying this proxy statement is properly executed and returned, the shares represented will be voted at the meeting in accordance with the instructions specified in the proxy. If no instructions are specified, the shares will be voted FOR the proposal as indicated in the proxy and such votes will be counted toward determining a quorum.

                              REVOCABILITY OF PROXY

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The stockholder may revoke a proxy given in response to this solicitation by (i) giving written notice of revocation to the Secretary of the Company, (ii) delivering a later-dated proxy to the Company, or (iii) attending the meeting and voting in person. Attendance at the meeting will not by itself revoke a proxy.

                              ELECTION OF DIRECTORS

     The Company has a classified Board of Directors consisting of three Class I directors, Messrs. Anderson, Foster and Vinson, three Class II directors, Messrs. Leahy, Schuette and Soderstrom, and three Class III directors, Messrs. Inman, Cunningham and Thurston. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at that annual meeting. Mr. Anderson will not be standing for election at the 1999 annual meeting and therefore the number of Class I directors will be reduced to two.

     The nominees for election as Class I directors are Michael W. Foster and Stan Vinson. They have consented to serve as directors, if elected. Messrs. Foster and Vinson are members of the present Board. The Class I directors to be elected at the 1999 annual meeting will serve until the annual meeting of stockholders in 2002 and until their successors are elected and qualified.

     Unless authority to vote for a director or directors is withheld, the accompanying proxy, if properly executed and returned, will be voted for the election of the nominees named below.

     The following table sets forth information with respect to each person nominated for election as a Class I director and each other director (other than Mr. Anderson whose term will expire at the 1999 annual meeting), including their names and ages as of April 29, 1999, business experience during the past five years and directorships in other public corporations.


                                     Director                          Business
Name                     Age           Since                           Experience
----                     ---         --------                          ----------

CLASS I (NOMINEES FOR TERMS OF OFFICE TO EXPIRE IN 2002):
-------

Stan Vinson              46            1998             Director of the Company (since 1998), Vice-President/Treasurer, CH2M-Hill
                                                        (Manufacturing Company) (1998 to present); Vice President, Wells Fargo Bank
                                                        (formerly First Interstate Bank)(1984-1998).

Michael W. Foster        58            1990             Director of the Company (since 1990); President of Oregon Pacific
                                                        Industries of LaPine, Oregon (pallet mill operation) (1988 to 1995);
                                                        President of Astoria Pacific Industries, Inc. (investment company) (since
                                                        1989); President of Airporter Marketing Company, Inc. (marketing company)
                                                        (since 1995); Educator (1976-1996).

CLASS II (DIRECTORS WHOSE TERMS OF OFFICE WILL EXPIRE IN 2000):
--------

Michael B. Leahy         64            1994             Director of the Company (since 1994); self-employed investor; Managing
                                                        Director of Leahy Timber (Tree Farm) (since 1962); Director and Secretary of Ladd Estate Company (Real Estate Investment Company) (since 1997).

Arthur P. Schuette       59            1990             Director of the Company (since 1990) and Vice President of Sales of the
                                                        Company (since 1991); Treasurer of the Company (1990-1991) and Ag-Bag
                                                        Corporation (1983-1991), a former subsidiary.

Rolf E. Soderstrom       66            1996             Director of the Company (since 1996); President of the TCS Group (consulting company) (since 1991); Managing Director of the Nassau Group (investment banking company) (since 1992); General Partner of Green Field Capital
                                                        Management (investment company) (since 1993).

                                       4

CLASS III (DIRECTORS WHOSE TERMS OF OFFICE WILL EXPIRE IN 2001):
---------

Larry R. Inman           48            1990             Director, Chairman of the Board and Chief Executive Officer of the Company
                                                        (since 1990); President of the Company since 1993; President of Ag-Bag
                                                        Corporation (1984-1989) and Chairman (1989-1994) of Ag-Bag Corporation
                                                        (former subsidiary).

Lemuel E. ("Book")       77            1990             Director of the Company (since 1990); Vice President of the Company
Cunningham                                              (1990-1996); Owner/operator of Post Oaks Ranch and Cunningham Cattle and
                                                        Feed Company (since 1958).

Robert N. Thurston       66            1996             Director of the Company (since 1996); Director of McDonald's Corporation
                                                        (food service company) (since 1974); Director of ACNielsen (market research company) (since 1996).



Directors' Meetings and Standing Committees
-------------------------------------------

     MEETINGS. During 1998, eight meetings of the Board of Directors were held. All directors attended more than 75% of the aggregate number of meetings of the Board and committees during the period of which such director was a member of the Board and any such Committee.

     COMMITTEES. The Company has a standing Audit Committee which reviews the Company's annual audit and any comments or management reports issued in connection therewith and reports to the Board of Directors on any matters it believes should be brought to the Board's attention. It is also responsible for reviewing the Company's conflicts of interest, if any, and reviews matters relating to disclosure, corporate practices, regulatory and financial reporting, account procedures and policies, and financial and accounting controls. The current members of the Audit Committee are directors Foster and Leahy. The Audit Committee held two meetings in 1998.

     The Company also has a committee of three nonemployee directors who administer and make awards under the Company's Incentive Stock Option Plan and its 1991 Employee Stock Plan. The current members of the committee are directors Foster, Leahy and Anderson. The stock plan committee held no meetings in 1998.

     The Board of Directors does not have standing compensation or nominating committees. The Board of Directors will consider nominees for the Board that are recommended by stockholders. Any stockholder who wishes to recommend nominees for election as a director at the 2000 annual meeting should submit his or her recommendations in writing no later than December 30, 1999, to the Company,
Attention: Corporate Secretary, 2320 SE Ag-Bag Lane, Warrenton, Oregon 97146. The stockholder should specify the name of each proposed nominee and should set forth information as to the nominee's qualifications for membership on the Board.

     COMPENSATION. On November 11, 1996 the Company adopted a Nonemployee Director Stock Option Plan. Each Nonemployee director received an option to purchase 50,000 shares of common stock, which vest over a 3 year period at the rate of 40% after six months, 40% after two years and 20% after three years. No consideration was received by the Company upon the grant of the options. The Nonemployee options are exercisable at the fair market value of the Common Stock on the date of grant which was $.563 on June 8, 1998 and $1.06 on November 11, 1996. A total of 50,000 options were granted during 1998 under the Nonemployee Director Stock Option Plan, which are 40% vested. A total of 300,000 options were granted during 1996 under the Nonemployee Director Stock Option Plan, which are 80% vested. No options were exercised during 1998. No fees were paid to any director serving on the Board of Directors.

                     SECURITY OWNERSHIP OF BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 1, 1999, by (i) each director, director nominee and named executive officer; (ii) each person known to the Company to be a beneficial owner of more than 5% of the outstanding Common Stock; and (iii) all directors and executive officers as a group. Except as otherwise indicated in the notes below, each person whose ownership is reported has sole voting power and sole dispositive power as to the number of shares shown.


                                                                 Amount and
                                                                  Nature of                          Percent of
Name and Address of                                              Beneficial                             Class
Beneficial Owner                                                  Ownership                          Outstanding
-------------------                                              ----------                          -----------

Steven G. Ross                                                   1,800,000                              14.55%
2000 West Marshall Dr.
Grand Prarie, TX  75051

Lemuel E. Cunningham                                             1,354,099   (1)(6)                     10.94%
7000 W. Seven Rivers Dr.
Crystal River, FL  32629

Larry R. Inman                                                   1,016,881   (7)                         8.22%
2320 SE Ag-Bag Lane
Warrenton, OR  97146

Roy I. Anderson                                                    592,811   (5)(6)(10)                  4.79%
1555 Washington Street
Blair, NE  68008

Arthur P. Schuette                                                 267,959   (2)                         2.17%
513 Porter's Neck Road
Wilmington, NC  28405

Michael W. Foster                                                  264,260   (3)(6)                      2.14%
1636 Irving Street
Astoria, OR  97103

Michael B. Leahy                                                   110,000   (4)(6)                       .89%
2944 S.W. Montgomery Dr.
Portland, OR 97201

Robert N. Thurston                                                 145,000   (6)(8)                      1.17%
991 Aster Ct.
Marco Island, FL  34145

Rolf E. Soderstrom                                                 240,000   (6)                         1.94%
111 Freeman Lane
Orleans, MA  02653

Stan Vinson                                                         20,000   (9)                          .16%
6060 S. Willow Dr.
Greenwood Village, CO  80111

All directors and executive officers
  as a group (12 persons) (6)(7)(9)                              4,434,776                              35.85%


                                       7

<F1>  Held in trust by the Lemuel E. Cunningham Living Trust, of which Lemuel E.
      Cunningham and Naomi Ruth Cunningham are the trustees.

<F2>  Held jointly with his wife, except for 980 shares held directly.

<F3>  Mr. Foster is the beneficial owner of 224,260 shares, consisting of (i)
      219,142 shares owned directly, and (ii) 5,118 shares owned by Astoria Pacific Industries, Inc., of which Mr. Foster is the President.

<F4>  Includes 35,000 shares owned by Mr. Leahy as Trustee for the benefit of his wife Ann Leahy and 35,000 shares owned by Ann Leahy as Trustee for the benefit of Mr. Leahy.

<F5>  Includes 38,000 shares held in trust by Roy Anderson.

<F6>  Includes options to purchase 40,000 shares of Common Stock which were granted under the Nonemployee Director Stock Option Plan.

<F7>  Includes options to purchase 20,000 shares of Common Stock held by Larry
      Inman and options to purchase 10,000 shares of Common Stock held by each of Lou Ann Tucker, Michael Wallis and Walter Jay, which were granted under the Incentive Stock Option Plan and are exercisable within 60 days. Ms. Tucker shares voting and investment power with her husband with respect to 236,412 shares.

<F8>  Includes 5,000 shares held directly by wife.

<F9>  Includes options to purchase 20,000 shares of Common Stock which were granted under the Nonemployee Director Stock Option Plan.

<F10> Roy Anderson's term as a director will expire at the 1999 annual meeting and he will not stand for election.


                              EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with its President and CEO which automatically renews on a yearly basis, unless terminated by the death or disability of the employee, or upon at least six months written notification by either party. The employment agreement provides for base compensation, bonus compensation and participation in the employee benefit plans offered by the Company.

                             EXECUTIVE COMPENSATION


     The following table sets forth certain information regarding compensation paid or to be paid by the Company to (1) all individuals serving as Chief Executive Officer during the last fiscal year and (2) each of the four most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000:



                           SUMMARY COMPENSATION TABLE
                           --------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                        Long-Term Compensation
                                                              ----------------------------------------
                                  Annual Compensation                 Awards                Pay-outs
---------------------------------------------------------------------------------------------------------------------
                                                    Other                      Securities
   Name and                                        Annual      Restricted      Underlying    LTIP Pay-   All Other
   Principal                Salary      Bonus    Compensation Stock Award(s)    Options/       outs    Compensation
   Position       Year       ($)         ($)         ($)           ($)          SARs (#)        ($)          ($)
---------------- -------- ----------- ---------- ------------ -------------- -------------- ---------- --------------
Larry             1998      108,000                14,400(1)                    20,000/0                  3,240(2)
Inman,            1997      108,000     9,085      14,400(1)                                              3,513(2)
President & CEO   1996      108,000     2,500      14,400(1)                                              1,523(2)
---------------- -------- ----------- ---------- ------------ ------------- -------------- ---------- --------------

<F1> Perquisites and other personal benefits included a $4,800 automobile expense allowance and a $9,600 farm-related expense allowance.

<F2> Constitutes matching cash contributions by the Company under the Company's 401(k) plan.


     The following table summarizes the aggregate number of options and stock appreciation rights granted to executive officers of the Company named in the Summary Compensation Table:


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                Individual Grants
--------------------------------------------------------------------------------------------------------------------
                                   Number of              % of Total
                                  Securities             Options/SARs
                                  Underlying              Granted to             Exercise
                                 Options/SARs             Employees              or Base
                                    Granted               in Fiscal               Price             Expiration
           Name                       (#)                    Year                ($/Sh.)               Date
---------------------------- ---------------------- ----------------------- ------------------- --------------------
                                     None
---------------------------- ---------------------- ----------------------- ------------------- --------------------

     The following table summarizes aggregated options and stock appreciation rights exercised during 1998 and the number and value of options and stock appreciation rights held at year end by executive officers of the Company named in the Summary Compensation Table:


                         AGGREGATED OPTION/SAR EXERCISES
                IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                     Number of Securities      Value of
                                                                     Underlying                Unexercised
                                                                     Unexercised               In-the-Money
                                                                     Options/SARs at           Options/SARs at
                                                                     FY-End (#)                FY-End ($)

                               Shares Acquired    Value Realized     Exercisable/              Exercisable/
Name                           on Exercise (#)    ($)                Unexercisable             Unexercisable
-------------------- --------- ------------------ ------------------ ------------------------- ---------------------
Larry Inman                            0                 $0                          20,000/0          $0/0
-------------------- --------- ------------------ ------------------ ------------------------- ---------------------


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires that all executive officers and directors of the Company and all persons who beneficially own more than 10% of the Company's Common Stock file certain reports regarding their ownership of and changes in their ownership of the Company's securities with the Securities and Exchange Commission.

     Based solely upon the Company's review of the copies of the filings which it received with respect to the fiscal year ended December 31, 1998, or written representations from certain reporting persons, all forms were filed on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On April 25, 1995, Roy I. Anderson loaned the Company $75,000, which was evidenced by a promissory note bearing interest at the rate of 10% per annum. The company is making equal monthly payments on the promissory note which is to be paid off on April 30, 2000.

     Currently, there are 174,000 outstanding shares of Preferred Stock, Series A, which are owned by the Lemuel E. Cunningham Trust and by members of his family. The Company has obtained and currently maintains life insurance on the life of Mr. Cunningham in the amount of $1,000,000 for the purpose of redeeming the Preferred Stock in the event of his death. In such event, the Company presently intends to redeem such Preferred Stock and may use any excess proceeds to reduce or retire any then outstanding loan or loans to the Company from Mr. Cunningham.

     The Company purchases its Tri-Dura(R) rolls from a company ("Supplier") owned by Steven G. Ross who is a 14.55% stockholder of the Company. The Company purchased all of its Tri-Dura(R) rolls from the Supplier during 1998.

                              STOCKHOLDER PROPOSALS

     Any stockholder proposals to be considered for inclusion in the proxy materials for the Company's 2000 annual meeting must be received at the principal executive offices of the Company not later than December 31, 1999.

     The proxy holders will have discretionary authority to vote on any proposal which is presented at the 2000 annual meeting of stockholders and not contained in the Company's proxy materials unless the Company receives notice of such proposal at its principal office no later than March 15, 2000.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Effective June 8, 1998, the Company dismissed KPMG Peat Marwick, LLP as its independent accountants and engaged Yergen and Meyer, LLP as its new independent accountants. Management expects to recommend Yergen and Meyer, LLP as the principal accounting firm of the Company for fiscal year 1999.

     The reports of KPMG Peat Marwick, LLP on the financial statements for the past two years of the Company did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to dismiss KPMG Peat Marwick, LLP was recommended by management and approved by the Board of Directors of the Company.

     During the two fiscal years ended December 31, 1997, and the interim period from December 31, 1997 until the date of dismissal, there have been no disagreements with KPMG Peat Marwick, LLP on any matters of accounting principles or practices, financial statement disclosure or audit scope or procedure which disagreements if not resolved to to their satisfaction would have caused them to make reference in connection with their opinion to the subject matters of the disagreements.

     On April 7, 1997 KPMG Peat Marwick, LLP advised the audit committee of the Company that two matters involving the internal control structure and its operation were considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants. The reportable conditions related to the analysis of excess, damaged, discontinued and obsolete inventory in order to determine the adequacy of reserves against inventory and UCC filings relating to equipment sold on account. The Company took actions to correct both of the reportable conditions, including (i) formalizing its policies with respect to inventory and taking a charge against inventory and (ii) implementing policies to obtain UCC filings for equipment sold on account.

     During the two most recent fiscal years ended December 31, 1997, and the interim period from December 31, 1997 until the date of engagement as the Company's new independent accountants, Yergen and Meyer, LLP has provided tax advice and return preparation services to the Company. During such period, Yergen and Meyer, LLP did not provided any advice to the Company with respect to
(i) application of accounting principles to a specified transaction, either completed or proposed, (ii) any audit opinion that might be rendered on the Company's financial statements, or (iii) any other accounting, auditing or financial reporting issues other than advice relating solely to tax issues.

     Representatives of Yergen and Meyer, LLP are expected to be present at the annual meeting and are expected to make a statement at the annual meeting and be available to respond to questions.


                          TRANSACTION OF OTHER BUSINESS

     The Company is not aware of any other business to be presented at the annual meeting other than the matters described above. If other matters properly come before the meeting, the proxy holders intend to vote proxies in accordance with their best judgment on such matters to the extent they have discretionary authority to vote.


                            BY ORDER OF THE BOARD OF DIRECTORS


                            LouAnn Tucker, Secretary

                          AG-BAG INTERNATIONAL LIMITED
                         ANNUAL MEETING -- JUNE 7, 1999
            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned hereby appoints Larry Inman and Lou Ann Tucker, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the annual meeting of stockholders of Ag-Bag International Limited to be held at 2320 SE Ag-Bag Lane, Warrenton, Oregon, on June 7, 1999, at 9:00 A.M. Pacific Daylight Time, or at any adjournment or adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:


  PROPOSAL 1 - ELECTION OF CLASS I DIRECTORS - Proposed by Board of Directors

         / / FOR all nominees listed below (except as marked to the contrary below) or, if any named nominee is unable to serve, for a substitute nominee.

         / /      WITHHOLD AUTHORITY to vote for all nominees listed below.

                        MICHAEL W. FOSTER AND STAN VINSON

(INSTRUCTION:     To withhold authority to vote for any individual nominee,
                  write that nominee's name in the space provided below.)





------------------------     -------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, SUBJECT TO CERTAIN EXCEPTIONS.


THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, SUBJECT TO CERTAIN EXCEPTIONS.

                            Date: _______________________, 1999.



                            Stockholder's Signature




                            Stockholder's Signature (if shares are held jointly)

                            Please date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable. When shares are held jointly, each joint owner should sign. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or other entity, please sign in such entity's name by an authorized person.


PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
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